UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 4, 2006
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                           Amarillo Biosciences, Inc.
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             (Exact Name of registrant as specified in its charter)

            Texas                     0-20791                  75-1974352
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)

4134 Business Park Drive, Amarillo, Texas                      79110-4225
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 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (806) 376-1741
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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      Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01. Entry into a Material Definitive Agreement.

      Note 12 to Consolidated Financial Statements dated Dec 31, 2005 stated that an extension of the Company's February 29, 2000 loan from Hayashibara Biochemical Laboratories, Inc. ("HBL"), due Feb 29 2006, was under discussion. HBL has extended such loan to February 29, 2007.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


      DATE: April 4, 2006

                                   AMARILLO BIOSCIENCES, INC.


                                   By: /s/ Joseph M. Cummins
                                       -----------------------------------------
                                       Joseph M. Cummins, Chairman of the Board,
                                       President, and Chief Executive Officer


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